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                                                                      Exhibit 24

                               POWER OF ATTORNEY

   Each of the undersigned, being a director and/or officer of BB&T Corporation (the "Company"), hereby nominates, constitutes and appoints John A. Allison IV, Scott E. Reed and Jerone C. Herring, or any one of them severally, to be his or her true and lawful attorney-in-fact and to sign in his or her name and on his or her behalf in any and all capacities stated below, and to file with the Securities and Exchange Commission (the "Commission"), a Registration Statement on Form S-4 (the "Registration Statement") relating to the issuance of shares of the Company's common stock, $5.00 par value per share, in connection with the acquisition by the Company of AREA Bancshares Corporation, a Kentucky corporation, and to file any and all amendments, including post-effective amendments, to the Registration Statement (and to file any subsequent registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, which relates to the Registration Statement), making such changes in the Registration Statement as such attorney-in-fact deems appropriate, and generally to do all such things on his or her behalf in any and all capacities stated below to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Commission.

   This Power of Attorney has been signed by the following persons in the capacities indicated on December 18, 2001.

    /s/ John A. Allison IV                      /s/ Scott E. Reed
_____________________________________     _____________________________________
Name:    John A. Allison, IV              Name:    Scott E. Reed
Title:   Chairman of the Board and        Title:   Senior Executive Vice
         Chief Executive Officer                   President and Chief
         (principal executive                      Financial Officer
         officer)                                  (principal financial
                                                   officer)

    /s/ Sherry A. Kellett                       /s/ Nelle Ratrie Chilton
_____________________________________     _____________________________________
Name:    Sherry A. Kellett                Name:   Nelle Ratrie Chilton
Title:   Senior Executive Vice            Title:  Director
         President and Controller
         (principal accounting
         officer)

    /s/ Alfred E. Cleveland
_____________________________________     _____________________________________
Name:    Alfred E. Cleveland              Name:   Ronald E. Deal
Title:   Director                         Title:  Director

    /s/ Tom D. Efird                            /s/ Paul S. Goldsmith
_____________________________________     _____________________________________
Name:    Tom D. Efird                     Name:   Paul S. Goldsmith
Title:   Director                         Title:  Director

    /s/ L. Vincent Hackley                      /s/ Jane P. Helm
_____________________________________     _____________________________________
Name:    L. Vincent Hackley               Name:   Jane P. Helm
Title:   Director                         Title:  Director

    /s/ Richard Janeway, M.D.                   /s/ J. Ernest Lathem, M.D.
_____________________________________     _____________________________________
Name:    Richard Janeway, M.D.            Name:   J. Ernest Lathem, M.D.
Title:   Director                         Title:  Director

    /s/ James H. Maynard
_____________________________________     _____________________________________
Name:   James H. Maynard                  Name:   Joseph A. McAleer, Jr.
Title:  Director                          Title:  Director
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    /s/ Albert O. McCauley                      /s/ Holmes Morrison
_____________________________________     _____________________________________
Name:   Albert O. McCauley                Name:   Holmes Morrison
Title:   Director                         Title:  Director

    /s/ Richard L. Player, Jr.                  /s/ C. Edward Pleasants, Jr.
_____________________________________     _____________________________________
Name:   Richard L. Player, Jr.            Name:  C. Edward Pleasants, Jr.
Title:  Director                          Title: Director

    /s/ Nido R. Qubein                          /s/ E. Rhone Sasser
_____________________________________     _____________________________________
Name:  Nido R. Qubein                     Name:  E. Rhone Sasser
Title: Director                           Title: Director

    /s/ Jack E. Shaw                            /s/ Harold B. Wells
_____________________________________     _____________________________________
Name:   Jack E. Shaw                      Name: Harold B. Wells
Title:  Director                          Title: Director